SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                                   reported):
                                  JUNE 29, 1998

                              AMERICA ONLINE, INC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE         0-19836           54-1322110
       (State or other jurisdiction (Commission File (IRS Employer
              of incorporation)      Number)         Identification No.)

                     22000 AOL Way, Dulles, Virginia, 20166
              (Address of principal executive offices and zip code)

                                 (703) 448-8700
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER

         In order to furnish an exhibit for incorporation by reference into the Registration Statement on Form S-3 of America Online, Inc. (the "Company") previously filed with the Securities and Exchange Commission (the "Commission") (File No. 333-57153), which Registration Statement was declared effective by the Commission on June 26, 1998 (the "Registration Statement"), the Company hereby files an opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel to the Company, supplementing its earlier opinion dated June 24, 1998 filed with the Registration Statement and regarding the validity of certain shares of the Company's common stock, $.01 par value per share ("Common Stock"), to be sold by the Company in accordance with the Registration Statement and the Prospectus Supplement thereto dated June 29, 1998.

         In addition, on June 29, 1998, the Company issued a press release pursuant to Rule 134 under the Securities Act of 1933, as amended, announcing the Company's proposed offering of Common Stock pursuant to the Registration Statement. The information in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits.

5.2 Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (filed herewith).

23.3 Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in Exhibit 5.2).

99.1   Press release of the Company dated June 29, 1998
       (filed herewith).

                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         AMERICA ONLINE, INC.



Date: June 29, 1998                 By:  /s/Sheila A. Clark
                                         --------------------
                                         Sheila A. Clark
                                         Vice President, Deputy General Counsel
                                         and Assistant Secretary


                                 EXHIBIT INDEX

Exhibit
Number   Description

5.2 Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (filed herewith).

23.3 Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included as Exhibit 5.2).

99.1    Press release of the Company dated June 29, 1998
        (filed herewith).